   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2003

                                                     REGISTRATION NOS. 333-31482
                                                                       811-08641

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-6

                 REGISTRATION UNDER THE SECURITIES ACT OF 1933
                         POST EFFECTIVE AMENDMENT NO. 6
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 4

                            ------------------------

                        EQUITRUST LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                        EQUITRUST LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                                  515-225-5400
          (Address and Telephone Number of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)

                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485:

    / / ON (DATE) PURSUANT TO PARAGRAPH (b) OF RULE 485;

    / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485;

    /X/ ON MAY 1, 2003 PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

    / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
        PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICIES

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
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                        EQUITRUST LIFE VARIABLE ACCOUNT

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 2003

Equitrust Life Insurance Company ("Equitrust," "we," "us" or "our") is offering a flexible premium last survivor variable life insurance policy (the "Policy") described in this Prospectus. Equitrust designed the Policy: (1) to provide insurance protection to age 115 (age 95 in certain states); and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

    - death proceeds upon the last death of the Joint Insureds, and

    - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Equitrust Life Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century
  VP Ultra Fund
  VP Vista Fund
Dreyfus Variable Investment Fund
  VIF Appreciation Portfolio
  VIF Disciplined Stock Portfolio
  VIF Growth and Income Portfolio
  VIF International Equity Portfolio
  VIF Small Cap Portfolio
Dreyfus Socially Responsible Growth
 Fund, Inc.
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio
  High Grade Bond Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio
  Value Growth Portfolio
Fidelity Variable Insurance Products
 Funds
  VIP Contrafund-Registered Trademark- Portfolio--Initial Class
  VIP Growth Portfolio--Initial Class
  VIP Growth & Income Portfolio--Initial Class
  VIP High Income Portfolio--Service Class 2
  VIP Index 500 Portfolio--Initial Class
  VIP Mid Cap Portfolio--Service Class 2
  VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance
 Products Trust--Class 2
  Franklin Small Cap Fund--Class 2
  Franklin Small Cap Value Securities
   Fund--Class 2
  Franklin U.S. Government Fund--Class 2
  Mutual Shares Securities Fund--Class 2
  Templeton Growth Securities Fund--Class 2
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio
  JPMorgan Small Company Portfolio
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio
  Russell 2000 Small Cap Index
   Portfolio
  S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio
  Mid-Cap Growth Portfolio
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
  International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR TAX ADVISER.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this Prospectus carefully and retain it for future reference.

                                   Issued By:
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                   PAGE
                                                               ------------
 POLICY BENEFITS/RISK SUMMARY................................             3
       Policy Benefits.......................................             3
       Policy Risks..........................................             5
       Portfolio Risks.......................................             6
       Fee Tables............................................             7
 EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT...            15
       EquiTrust Life Insurance Company......................            15
       IMSA..................................................            15
       The Variable Account..................................            15
       Investment Options....................................            15
       Addition, Deletion or Substitution of Investments.....            22
 THE POLICY..................................................            23
       Purchasing the Policy.................................            23
       Premiums..............................................            23
       Examination of Policy (Cancellation Privilege)........            26
       Policy Lapse and Reinstatement........................            26
 POLICY BENEFITS.............................................            27
       Accumulated Value Benefits............................            27
       Transfers.............................................            29
       Loan Benefits.........................................            30
       Death Proceeds........................................            32
       Benefits at Maturity..................................            34
 CHARGES AND DEDUCTIONS......................................            34
       Premium Expense Charge................................            34
       Monthly Deduction.....................................            35
       Transfer Charge.......................................            37
       Partial Withdrawal Fee................................            37
       Surrender Charge......................................            37
       Variable Account Charges..............................            38
 THE DECLARED INTEREST OPTION................................            38
       Transfers, Partial Withdrawals, Surrenders and Policy
        Loans................................................            39
 GENERAL PROVISIONS..........................................            39
       Change of Provisions..................................            39
       Ownership.............................................            39
       The Beneficiary.......................................            39
 DISTRIBUTION OF THE POLICIES................................            40
 FEDERAL TAX MATTERS.........................................            40
       Introduction..........................................            40
       Tax Status of the Policy..............................            40
       Tax Treatment of Policy Benefits......................            41
       Possible Tax Law Changes..............................            43
       Taxation of the Company...............................            43

                                                                   PAGE
                                                               ------------
 ADDITIONAL INFORMATION......................................            43
       Voting Rights.........................................            43
       Postponement of Payments..............................            44
       Legal Proceedings.....................................            44
 FINANCIAL STATEMENTS........................................            45
 STATEMENT OF ADDITIONAL INFORMATION.........................            45
 GLOSSARY....................................................           G-1
 STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS............. SAI-TOC

                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

POLICY BENEFITS/RISKS SUMMARY
--------------------------------------------------------------------------------

    This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                  POLICY BENEFITS

    Your Policy is a flexible premium last survivor variable life insurance policy that provides life insurance protection upon the last death of the Joint Insureds. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

DEATH BENEFIT

    - DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary upon the last death of the Joint Insureds. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

    - DEATH BENEFIT OPTIONS: You may choose between two death benefit options under the Policy. You may change the death benefit option at any time while the Policy is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Policy Year, while the Policy is in force. We calculate the amount available under each death benefit option monthly and on the last death of the Joint Insureds.

         - OPTION A is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age, as set forth in the Policy.

         -   OPTION B is equal to the greater of: (1) Specified Amount; or
             (2) the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age, as set forth in the Policy.

    - UNIVERSAL DEATH BENEFIT GUARANTEE RIDER: Under the Universal Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Net Accumulated Value during the first three Policy Years, or the Net Surrender Value after the first three Policy Years, is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND POLICY LOANS

    - SURRENDERS: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A SURRENDER MAY HAVE TAX CONSEQUENCES.

    - PARTIAL WITHDRAWALS: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value, subject to a $500 minimum. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

    - TRANSFERS: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial twelve transfers in each Policy Year will be completed without charge. We may assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

    - LOANS: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We charge you a maximum annual interest rate equal to the greater of 5.5% or the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" published by Moody's Investors Service, Inc., as described under "POLICY BENEFITS--Loan Benefits--LOAN INTEREST CHARGED" on page 31, on your loan. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with an effective annual interest rate of 0%. LOANS MAY HAVE TAX CONSEQUENCES.

PREMIUMS

    - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

    - CANCELLATION PRIVILEGE: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater or: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 20th day after you receive the Policy. This period will be longer if required by state law.

THE POLICY

    - OWNERSHIP RIGHTS: While either Joint Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy.

    - VARIABLE ACCOUNT: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

    - DECLARED INTEREST OPTION: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

    - ACCUMULATED VALUE: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option plus any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.

    - PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. More detailed information concerning these payment options is available on request from our Home Office.

SUPPLEMENTAL BENEFITS AND RIDERS

    We offer several riders that provide supplemental benefits under the Policy, such as the Last Survivor Universal Cost of Living Rider, which provides for an automatic increase in the Specified Amount every three (3) years according to the Consumer Price Index. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                  POLICY RISKS

INVESTMENT RISK

    If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due to the unfavorable performance and resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

    If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it may never be lower than the guaranteed annual rate of 4%.

RISK OF LAPSE

    If your Net Accumulated Value during the first three Policy Years, or your Net Surrender Value after the first three Policy Years, is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

TAX RISKS

    We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in contructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

    Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are any earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

    SEE "FEDERAL TAX MATTERS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

    The Surrender Charge under the Policy applies for the first ten Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within ten Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

    Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

    Partial withdrawals may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

    A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

POLICY LOAN RISKS

    A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

    We reduce the amount we pay on the last Joint Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned interest reduces your Net Surrender Value to zero.

    If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent if has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                PORTFOLIO RISKS

    A comprehensive discussion of the risks of each Investment Option may be found in each Fund's prospectus. Please refer to each Fund's prospectus for more information.

    There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLES

    The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy. The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

                                TRANSACTION FEES

                                                AMOUNT DEDUCTED--
                          WHEN CHARGE IS       MAXIMUM GUARANTEED      AMOUNT DEDUCTED--
CHARGE                       DEDUCTED                CHARGE             CURRENT CHARGE
Premium Expense        Upon payment of each   7% of each premium     7% of each premium
Charge                 premium                payment                payment up to the
                                                                     Target Premium(1) for
                                                                     a Policy Year, then
                                                                     2% of each premium
                                                                     payment over the
                                                                     Target Premium
Partial Withdrawal     Upon partial           2% of the Accumulated  2% of the Accumulated
Fee                    withdrawal             Value withdrawn, not   Value withdrawn, not
                                              to exceed $25          to exceed $25
Surrender Charge(2)    Upon a full surrender
                       of your Policy during
                       the first ten Policy
                       Years, and for the
                       first ten Policy
                       Years following an
                       increase in Specified
                       Amount to the extent
                       of the increase
MINIMUM CHARGE(3)                             $10.88 per $1,000 of   $10.88 per $1,000 of
                                              Specified Amount or    Specified Amount or
                                              Specified Amount       Specified Amount
                                              increase               increase
MAXIMUM CHARGE(4)                             $54.26 per $1,000 of   $54.26 per $1,000 of
                                              Specified Amount or    Specified Amount or
                                              Specified Amount       Specified Amount
                                              increase               increase
CHARGE FOR JOINT                              $29.31 per $1,000 of   $29.31 per $1,000 of
EQUAL ISSUE AGE 55,                           Specified Amount or    Specified Amount or
NON-TOBACCO IN FIRST                          Specified Amount       Specified Amount
POLICY YEAR                                   increase               increase
Transfer Charge        Upon transfer          First twelve           First twelve
                                              transfers in a Policy  transfers in a Policy
                                              Year are free, $25     Year are free, $25
                                              for each subsequent    for each subsequent
                                              transfer               transfer

(1) The Target Premium is a specified annual premium which is based on the ages and underwriting classes of the Joint Insureds, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Target Premium for a Policy is $295.31 per $1,000, plus $65. This figure assumes that the Joint Insureds have the following characteristics:
Joint Equal Attained Age 94, Non-Tobacco, Tobacco or Combined Tobacco class. The Target Premium for your Policy is shown on your Policy's data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Joint Insured's Issue Age, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Home Office. This charge is assessed during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum shown is the first Policy Year Surrender Charge for Joint Insureds with the following characteristics: Joint Equal Issue Age 18, Non-Tobacco.

(4) The maximum shown is the first Policy Year Surrender Charge for Joint Insureds with the following characteristics: Joint Equal Issue Age 68, Combined Tobacco class, (In states where the maturity age is 95, the maximum first Policy Year Surrender Charge is $54.25 per $1,000 of Specified Amount for Joint Insureds with the following characteristics: Joint Equal Issue Age 68, Combined Tobacco class.)

   The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

                                PERIODIC CHARGES
               (OTHER THAN INVESTMENT OPTION OPERATING EXPENSES)

                                                                    AMOUNT DEDUCTED--
                                      WHEN CHARGE IS               MAXIMUM GUARANTEED              AMOUNT DEDUCTED--
CHARGE                                   DEDUCTED                        CHARGE                     CURRENT CHARGE
Cost of Insurance Charge(5)    Monthly, on the Monthly
                               Deduction Day
MINIMUM CHARGE(6)                                             $0.000251 per $1,000 net       $0.000168 per $1,000 net
                                                              amount at risk                 amount at risk
MAXIMUM CHARGE(7)                                             $90.90909 per $1,000 net       $33.620614 per $1,000 net
                                                              amount at risk                 amount at risk
CHARGE FOR JOINT EQUAL ISSUE                                  $0.004417 per $1,000 net       $0.001602 per $1,000 net
AGE 55, NON-TOBACCO                                           amount at risk                 amount at risk
Monthly Policy Expense Charge  Monthly, on the Monthly        $14                            $10
                               Deduction Day
Monthly Per $1,000 Charge      Monthly, on the Monthly        $0.05 per $1,000 of Specified  $0.03 per $1,000 of Specified
                               Deduction Day                  Amount                         Amount
First-Year Monthly Policy      Monthly, on the Monthly        $14                            $10
Expense Charge                 Deduction Day for the first
                               12 Policy Months
First-Year Monthly Per $1,000  Monthly, on the Monthly        $0.14 per $1,000 of Specified  $0.10 per $1,000 of Specified
Charge                         Deduction Day for the first    Amount or Specified Amount     Amount or Specified Amount
                               12 Policy Months, and for the  increase                       increase
                               first 12 Policy Months
                               following an increase in
                               Specified Amount to the
                               extent of the increase
Mortality and Expense Risk     Daily                          Effective annual rate of       Effective annual rate of
Charge                                                        1.05% of the average daily     0.90% of the average daily
                                                              net assets of each Subaccount  net assets of each Subaccount
                                                              you are invested in            you are invested in
Policy Loan Interest           On the Policy Anniversary or   3% (effective annual rate)     2% (effective annual rate)
Spread(8)                      earlier, as applicable(9)

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

                                                                    AMOUNT DEDUCTED--
                                      WHEN CHARGE IS               MAXIMUM GUARANTEED              AMOUNT DEDUCTED--
CHARGE(10)                               DEDUCTED                        CHARGE                     CURRENT CHARGE
Last Survivor Universal Cost   Monthly, on the Monthly
of Living Increase Rider       Deduction Day
MINIMUM CHARGE(11)                                            $0.000833 per $1,000 of        $0.000833 per $1,000 of
                                                              Specified Amount               Specified Amount
MAXIMUM CHARGE(12)                                            $1.475833 per $1,000 of        $1.045000 per $1,000 of
                                                              Specified Amount               Specified Amount
CHARGE FOR JOINT EQUAL ISSUE                                  $0.005833 per $1,000 of        $0.002500 per $1,000 of
AGE 55, NON-TOBACCO                                           Specified Amount               Specified Amount
Estate Protector 4-Year Non-   Monthly, on the Monthly
Renewable Last Survivor Term   Deduction Day
Rider
MINIMUM CHARGE(13)                                            $0.031000 per $1,000 of rider  $0.023250 per $1,000 of rider
                                                              coverage amount                coverage amount
MAXIMUM CHARGE(14)                                            $4.606600 per $1,000 of rider  $1.317500 per $1,000 of rider
                                                              coverage amount                coverage amount
CHARGE FOR JOINT EQUAL ISSUE                                  $0.042625 per $1,000 of rider  $0.034875 per $1,000 of rider
AGE 55, NON-TOBACCO                                           coverage amount                coverage amount

                                                                    AMOUNT DEDUCTED--
                                      WHEN CHARGE IS               MAXIMUM GUARANTEED              AMOUNT DEDUCTED--
CHARGE(10)                               DEDUCTED                        CHARGE                     CURRENT CHARGE
Last Survivor Universal Term   Monthly, on the Monthly
Life Insurance Rider           Deduction Day
MINIMUM CHARGE(15)                                            $0.077500 per $1,000 of rider  $0.028675 per $1,000 of rider
                                                              coverage amount                coverage amount
MAXIMUM CHARGE(16)                                            $90.90909 per $1,000 of rider  $43.856510 per $1,000 of
                                                              coverage amount                rider coverage amount
CHARGE FOR MALE, ISSUE                                        $0.939300 per $1,000 of rider  $0.361925 per $1,000 of rider
AGE 55, NON-TOBACCO                                           coverage amount                coverage amount

(5) The cost of insurance charge will vary based on the Joint Insured's Joint Equal Issue Age, underwriting class and duration. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Joint Insured's age and underwriting class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum guaranteed cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Ages 18-37, Non-Tobacco, Duration 1; Joint Equal Issue Ages 18-30, Tobacco, Duration 1; Joint Equal Issue Ages 18-34, Combined Tobacco class, Duration 1. The minimum current cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Ages 18-43, Non-Tobacco
Duration 1; Joint Equal Issue Ages 18-39, Tobacco, Duration 1; Joint Equal Issue Ages 18-41, Combined Tobacco class, Duration 1.

(7) The maximum guaranteed cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Attained Age 99-114, Non-Tobacco, Tobacco or Combined Tobacco class. The maximum current cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed rate is $25.364178 per $1,000 net amount at risk at Joint Equal Issue Age 18, Tobacco, Duration 77. The maximum current charge is $17.956928 per $1,000 net amount at risk at Joint Equal Issue Age 18, Tobacco, Duration 77.)

(8) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 6.84%) (guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the rate is determined; or 5.5%) and the amount of interest we credit to the amounts we hold as security for Policy Debt guaranteed at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3% (currently, an effective annual rate of 4.84%).

The current Policy Loan Interest Spread identified in the above table is the Policy Loan Interest Spread in effect as of the date of this Prospectus. The Company, in its discretion, may vary the Policy Loan Interest Spread from time to time. The current Policy Loan Interest Spread may not be the Policy Loan Interest Spread in effect at the time you request a Policy Loan.

(9) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the surviving Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on any gain under the Policy.

(10) Charges for the Last Survivor Universal Cost of Living Increase Rider vary based on the Joint Insured's Issue Age, underwriting class and duration. Charges for the Estate Protector 4-Year Non-Renewable Last Survivor Term Rider vary based on the Joint Insureds' Joint Equal Issue Age and underwriting class. Charges for the Last Survivor Universal Term Life Insurance Rider vary based on the Insured's Issue Age and underwriting class. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(11) The guaranteed minimum Last Survivor Universal Cost of Living Increase Rider charge assumes that the Joint Insureds have the following characteristics:
Joint Equal Attained Ages 18-44, Non-Tobacco; Joint Equal Attained Ages 18-38, Tobacco; Joint Equal Attained Ages 18-41, Combined Tobacco class. The current minimum Last Survivor Universal Cost of Living Increase Rider charge assumes that the Joint Insureds have the following characteristics: Joint Equal Attained Ages 18-51, Non-Tobacco; Joint Equal Attained Ages 18-45, Tobacco; Joint Equal Attained Ages 18-48, Combined Tobacco class.

(12) The maximum Last Survivor Universal Cost of Living Increase Rider guaranteed charge assumes that the Joint Insureds have a Joint Equal Attained Age 94, Tobacco.

(13) The minimum Estate Protector 4-Year Non-Renewable Last Survivor Term Rider charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Ages 18-26, Non-Tobacco.

(14) The maximum Estate Protector 4-Year Non-Renewable Last Survivor Term Rider charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Age 85, Tobacco.

(15) The minimum Last Survivor Universal Term Life Insurance Rider charge assumes that the Insured has the following characteristics: Female, Issue Age 18, Super Preferred Non-Tobacco.

(16) The maximum Last Survivor Universal Term Life Insurance Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 99, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $26.629920 per $1,000 of rider coverage amount for an Insured with the following characteristics: Male, Attained Age 94, Tobacco. The maximum current charge is $16.911060 per $1,000 of rider coverage amount for an Insured with the following characteristics: Male, Attained Age 94, Tobacco.)

   The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2002. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

                  ANNUAL INVESTMENT OPTION OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(17)

                                                              MINIMUM    MAXIMUM
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets, including
management fees, distribution and/or service (12b-1) fees
and other expenses)                                                %           %
Total Annual Investment Option Operating Expenses After
Contractual Fee Waiver or Reimbursement(18)                        %           %

(17) For certain Investment Options, certain expenses were reimbursed or fees waived during 2002. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:

                                                              MINIMUM    MAXIMUM
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets, including
management fees, distribution and/or service (12b-1) fees
and other expenses)                                                %          %

(18) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses
for Policyowners and will continue past the current year. [     ] Investment
Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table on page 11 for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

[Updated figures to be filed by amendment.]

   The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2002, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
American Century
  VP Ultra Fund             %          %          %              %                %                   %(1)(2)
  VP Vista Fund             %          %          %              %                %                   %(1)
Dreyfus
  VIF Appreciation
  Portfolio--Initial
  Share Class               %          %          %              %                %                   %
  VIF Disciplined
  Stock
  Portfolio--Initial
  Share Class               %          %          %              %                %                   %
  VIF Growth and
  Income
  Portfolio--Initial
  Share Class               %          %          %              %                %                   %
  VIF International
  Equity
  Portfolio--Initial
  Share Class               %          %          %              %                %                   %
  VIF Small Cap
  Portfolio--Initial
  Share Class               %          %          %              %                %                   %
  Dreyfus Socially
  Responsible Growth
  Fund, Inc.--Service
  Share Class               %          %          %              %                %                   %

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
EquiTrust Variable
Insurance Series Fund
  Blue Chip Portfolio       %          %          %              %                %                   %
  High Grade Bond
  Portfolio                 %          %          %              %                %                   %
  Managed Portfolio         %          %          %              %                %                   %
  Money Market
  Portfolio                 %          %          %              %                %                   %
  Strategic Yield
  Portfolio                 %          %          %              %                %                   %
  Value Growth
  Portfolio                 %          %          %              %                %                   %
Fidelity Variable
Insurance Products
Funds
  VIP Contrafund
  Portfolio--Initial
  Class                     %          %          %              %                %                   %(3)
  VIP Growth
  Portfolio--Initial
  Class                     %          %          %              %                %                   %(3)
  VIP Growth & Income
  Portfolio--Initial
  Class                     %          %          %              %                %                   %(3)
  VIP High Income
  Portfolio--Service
  Class 2                   %          %          %              %                %                   %
  VIP Index 500
  Portfolio--Initial
  Class                     %          %          %              %                %                   %(4)
  VIP Mid Cap
  Portfolio--Service
  Class 2                   %          %          %              %                %                   %
  VIP Overseas
  Portfolio--Initial
  Class                     %          %          %              %                %                   %(3)

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
Franklin Templeton
  Franklin Small Cap
  Fund--Class 2             %          %          %              %                %                   %(5)(6)
  Franklin Small Cap
  Value Securities
  Fund--Class 2             %          %          %              %                %                   %(5)(6)
  Franklin U.S.
  Government
  Fund--Class 2             %          %          %              %                %                   %(6)(7)
  Mutual Shares
  Securities
  Fund--Class 2             %          %          %              %                %                   %(6)
  Templeton Growth
  Securities
  Fund--Class 2             %          %          %              %                %                   %(6)(7)
J.P. Morgan Series
Trust II
  JPMorgan Mid-Cap
  Value Portfolio           %          %          %              %                %                   %(8)
  JPMorgan Small
  Company Portfolio         %          %          %              %                %                   %
Summit Pinnacle
Series
  NASDAQ-100 Index
  Portfolio                 %          %          %              %                %                   %(9)
  Russell 2000 Small
  Cap Index Portfolio       %          %          %              %                %                   %(9)
  S&P MidCap
  400 Index
  Portfolio                 %          %          %              %                %                   %(9)

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
T. Rowe Price
Equity Series, Inc.
  Equity Income
  Portfolio                 %          %          %              %                %                   %(10)
  Mid-Cap
  Growth Portfolio          %          %          %              %                %                   %(10)
  New America Growth
  Portfolio                 %          %          %              %                %                   %(10)
  Personal Strategy
  Balanced Portfolio        %          %          %              %                %                   %(10)
T. Rowe Price
International Series,
Inc.
  International Stock
  Portfolio                 %          %          %              %                %                   %(10)

(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.

(3) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying Fund prospectus for details.

(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Absent this reimbursement, the total annual class
operating expenses were    %. This arrangement may be discontinued by the Fund's
manager at any time.

(5) For the Franklin Small Cap and Franklin Small Cap Value Securities Funds, the manager had agreed in advance to make estimated reductions of 0.08% and 0.03%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Absent these reductions, the total Investment Option
operating expenses presented in the preceding table would have been    % and
   %, respectively.

(6) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(7) The Fund administration fee is paid indirectly through the management fee.

(8) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has voluntarily agreed to reimburse certain expenses if they exceed a certain level. Absent this
reimbursement, the total annual operating expenses would have been    %.

(9) Total expenses in excess of 0.65% for the NASDAQ-100 Index Portfolio, in excess of 0.75% for the Russell 2000 Small Cap Index Portfolio and in excess of 0.60% for the S&P MidCap 400 Index Portfolio are paid by the Fund's adviser.

(10) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating costs.

--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY

    EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.
--------------------------------------------------------------------------------

IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account, without regard to our other income, gains or losses.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.

    The Variable Account currently has 36 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. THE INVESTMENT OPTION PROSPECTUSES ACCOMPANY THIS PROSPECTUS. YOU SHOULD READ THEM CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.

DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests primarily in the common stocks focusing on blue
                                          chip companies with total market values of more than
                                          $5 billion at the time of purchase.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consisting of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests at least 80% of its assets in
                                          stocks.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth by investing at least
International Equity                      80% of its assets in stocks and primarily in stocks of
Portfolio--Initial Share Class            foreign companies located in developed countries.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio--Initial Share        investing at least 80% of its assets in small cap
Class                                     companies. Small cap stocks are defined as those with
                                          total market values of less than $2 billion at the time
                                          of purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund invests at least 80% of
                                          its assets in the common stocks of companies that meet
                                          traditional investment standards and conduct their
                                          business in a manner that contributes to the enhancement
                                          of the quality of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its net assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks capital appreciation by investing in securities of companies whose value the adviser believes
                                          is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests primarily in income-producing debt
                                          securities, preferred stocks and convertible securities,
                                          with an emphasis on lower-quality debt securities.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in common stocks. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          securities of companies with medium market
                                          capitalizations.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 80% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.

FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with market capitalization values not
                                          exceeding: (i) $1.5 billion; or (ii) the highest market
                                          capitalization value in the Russell 2000 Index; whichever
                                          is greater at the time of purchase.
Franklin Small Cap Value Securities    -  This Fund seeks long-term total return. Under normal
Fund                                      market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with values not exceeding $2.5 billion at the
                                          time of purchase.
Franklin U.S. Government Fund          -  This Fund seeks income. Under normal market conditions, the Fund will invest at least 80% of its net assets in
                                          U.S. government securities. The Fund currently invests
                                          primarily in fixed and variable rate mortgage-backed
                                          securities, a substantial portion of which is in
                                          Government National Mortgage Association obligations.
Mutual Shares Securities Fund          -  This Fund primarily seeks capital appreciation; income is a secondary objective. Under normal market conditions,
                                          the Fund will invest at least 65% of its total assets in
                                          the equity securities of companies the adviser believes
                                          are undervalued, and to a much lesser extent, in
                                          companies that are restructuring or distressed.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest primarily in
                                          equity securities of companies located anywhere in the
                                          world, including those in the U.S. and emerging markets.
                                          While there are no set percentage targets, the Fund will
                                          generally invest in medium to large capitalization
                                          companies with market capitalization values greater than
                                          $2 billion.

J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid-Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing in a broad portfolio of common stocks of
                                          companies with market capitalizations of $1 billion to
                                          $20 billion at the time of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing in stocks of small- and medium-sized U.S.
                                          companies typically represented by the Russell 2000
                                          Index.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
NASDAQ-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the NASDAQ-100 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the NASDAQ-100 Index.
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or Russell Mid-Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

--------------------------------------------------------------------------------

THE POLICY
--------------------------------------------------------------------------------

PURCHASING THE POLICY

    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Joint Insureds who have a Joint Equal Age of 18 to 85 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $100,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $100,000.

    The effective date of insurance coverage under the Policy will be the latest of:

        -   the Policy Date,

        - the date the Joint Insureds sign the last of any amendments to the initial application required by our underwriting rules, or

        -   the date when we receive the full initial premium at our Home
            Office.

    The Policy Date will be the later of:

        (1)  the date of the initial application, or

        (2) the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.
--------------------------------------------------------------------------------

PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

    If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators.

    PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, the Net Accumulated Value (Net Surrender Value if you have taken a Policy Loan) or, after three Policy Years, the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Universal Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states. A registered representative can provide information on the availability of this rider. In the state of Illinois, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

             (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

             (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

    Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

      FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

      In this example, the death benefit guarantee premium requirement is satisfied because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

      However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement

      ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

    The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting classes. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

    Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

             (1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

             (2)  before the end of 25 days after the Delivery Date.

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior Accumulated Values.
--------------------------------------------------------------------------------

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

    You may cancel the Policy by delivering or mailing written notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

    We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus

        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

        -   amounts approximating the daily charges against the Variable
            Account.
--------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT

    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you take a Policy Loan), or after three Policy Years if the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY-- Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

    A Grace Period of 61 days (31 days in certain states) will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

        - A written application for reinstatement signed by the Policyowner and the Joint Insureds;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

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POLICY BENEFITS
--------------------------------------------------------------------------------

    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the last death of the Joint Insureds under one of two death benefit options selected by you (see "POLICY BENEFITS-- Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").
--------------------------------------------------------------------------------

ACCUMULATED VALUE BENEFITS

    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and -- Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

    SURRENDERS. The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information). If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with surrenders. The Surrender Charge will be deducted from the amount surrendered.

    PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Accumulated Value upon partial withdrawal of the Policy.

        -   A partial withdrawal must be at least $500.

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        -   A partial withdrawal cannot exceed the lesser of (1) the Net
            Surrender Value less $500 or (2) 90% of the Net Surrender Value.

    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial withdrawal in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information).

    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

        - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal and Partial Withdrawal Fee.

        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

    If Option A is in effect at the time of the partial withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of partial withdrawal, the partial withdrawal will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

        -   All partial withdrawals (and any portion of the Partial Withdrawal
            Fee) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.
--------------------------------------------------------------------------------

TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

           CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.

        - The Company waives the transfer fee for the first twelve transfers during a Policy Year.

        - We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

    In order to establish this program, you must elect this option on your initial application or complete and submit the applicable Request Form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

        -   The minimum amount of each transfer is $100.

        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

        - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

        - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

        - There is no charge to participate in this program. The Company reserves the right to discontinue this program at any time.
--------------------------------------------------------------------------------

LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Surrender Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

    For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain.

    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, the Net Accumulated Value (Net Surrender Value if you take a Policy Loan) or, after three Policy Years, the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the

    Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Joint Insureds' lifetimes and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the last Joint Insureds' death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------

DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the last death of the Joint Insureds.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Joint Insureds, we will pay the death proceeds to you or your estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

        - If the Joint Insureds die simultaneously, we will pay an equal portion of the death proceeds to each beneficiary.

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3.0% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Universal Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

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    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the last Joint Insureds' death.

    Under Option A, the death benefit will be equal to the greater of:

        (1) the sum of the current Specified Amount and the Accumulated Value, or

        (2) the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age.

    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the last death of the Joint Insureds. Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Option A.

    Under Option B, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the last death of the Joint Insureds) multiplied by the specified amount factor for the Joint Equal Attained Age.

    Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Option B.

    Appendix A in the Statement of Additional Information shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for a Joint Insureds' Joint Equal Attained Age 40 or below on the date of death. For Joint Insureds with a Joint Equal Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

    Whether you choose Option A or Option B, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount.

    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.
--------------------------------------------------------------------------------

BENEFITS AT MATURITY

    The Maturity Date is Joint Equal Attained Age 115 (Joint Equal Attained Age 95 in certain states). If either Joint Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing the Policy beyond the 100th birthday of the younger insured are unclear and a tax adviser should be consulted.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. It is used to compensate us for expenses incurred in distributing the Policy, including registered representative sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

--------------------------------------------------------------------------------

MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly policy expense and per $1,000 charges.

    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries when the Joint Insureds die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

    NET AMOUNT AT RISK. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

        (a)   is the Specified Amount;

        (b)  is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

------------------------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Joint Insureds' sex, underwriting class and Joint Equal Age. For any increase in Specified Amount, we base the cost of insurance rate on the Joint Insureds' sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

    The cost of insurance rates generally increase as the Joint Insureds' Joint Equal Attained Age increases. The underwriting class of the Joint Insureds also will affect the cost of insurance rate. The Company currently places Joint Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Joint Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Joint Insureds will generally have a lower cost of insurance rate than similarly situated Joint Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Joint Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Joint Insureds who receive a standard classification. (A Joint Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information.)

    MONTHLY POLICY EXPENSE CHARGES. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $10 monthly administrative charge against each Policy. We guarantee this charge will not exceed $14 per Policy Month.

    MONTHLY PER $1,000 CHARGE. We also apply an additional charge of $0.03 per $1,000 of Specified Amount against each Policy to further compensate us for the administration of the Policy and the Variable Account. We guarantee this charge will not exceed $0.05 per $1,000 of Specified Amount.

    FIRST-YEAR MONTHLY PER $1,000 CHARGE. We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Joint Insureds' premium class, and establishing policy records. The monthly administrative charge is $0.10 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.14 per $1,000 of Specified Amount.

    FIRST-YEAR MONTHLY POLICY EXPENSE CHARGE. We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $10 per Policy Month. We guarantee this charge will not exceed $14 per Policy Month.
--------------------------------------------------------------------------------

TRANSFER CHARGE

    The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

    Currently, there is no charge for changing the Net Premium allocation instructions.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.
--------------------------------------------------------------------------------

SURRENDER CHARGE

    We apply a Surrender Charge during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies based on the Joint Equal Age, underwriting classes and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

ISSUE AGE   NON-TOBACCO        TOBACCO          COMBINED
   30         $13.67           $15.00            $14.23
   50         $24.28           $27.59            $25.68
   70         $54.10           $53.81            $53.97

    The maximum Surrender Charge for any Policy is $54.26 per $1,000 of Specified Amount. (See "APPENDIX B--Maximum Surrender Charges" in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

    Currently, we waive the Surrender Charge after the first Policy Year if either Joint Insured is:

        -   terminally ill, or

        -   stays in a qualified care center for 90 consecutive days.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Joint Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

    COMPENSATION. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, is also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

    The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest creditd to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

    Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.
--------------------------------------------------------------------------------

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS

    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

    We may delay transfers, payments of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------

CHANGE OF PROVISIONS

    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.
--------------------------------------------------------------------------------

OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. If there is more than one owner, the Policy will be owned jointly with right of survivorship. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Joint Insureds' lifetimes, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Joint Insureds are under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.
--------------------------------------------------------------------------------

THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the last Joint Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the last Joint Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

    We have entered into a distribution agreement with EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), an affiliate of the Company, for the distribution and sale of the Policies. EquiTrust Marketing may sell the Policies through its registered representatives, or through broker-dealers who have entered into selling agreements with EquiTrust Marketing.

    We pay commissions for the sale of the Policies. The maximum commissions payable will be 115% of Target Premiums in the first Policy Year; 7% of Target Premiums in each Policy Year after the first Policy Year and 4.5% of premiums above that amount paid in each Policy Year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors. EquiTrust Marketing and other broker-dealers will share commissions and additional amounts received for sales of the Policies with their registered representatives involved in the sales in accordance with its rules and policies for compensating such registered representatives. See "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

    Also, EquiTrust Marketing recieves 0.25% from the following Investment Options in the form of 12b-1 fees: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees to those who sell and distribute Investment Option shares out of Investment Option assets.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
--------------------------------------------------------------------------------

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, especially with regard to policies issued on joint lives. While, we believe that it is reasonable to conclude that a Policy should satisfy the applicable requirements of the Code, certain features of the Policy are not addressed in the relevant authorities. For example, the relevant authorities do not address the Policy's use of Joint Equal Age calculations to test for compliance with the requirements of the Code. If it is subsequently determined that a Policy does not satisfy the applicable requirements to be treated as a life insurance contract, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
--------------------------------------------------------------------------------

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract ("MEC").

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy Years. Certain changes in a Policy after it is issued (including a reduction in benefits anytime after issuance) could also cause it to be classified as a MEC. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

        (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

        (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan) or a minimal spread is unclear. You should consult a tax adviser as to the tax consequences of such a loan.

    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit joint life policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    CONTINUATION OF POLICY BEYOND AGE 100. If the Policy continues in force beyond the 100th birthday of the younger insured, the tax consequences are uncertain. You should consult a tax adviser as to those consequences.

    POLICY SPLIT OPTION. The policy split option permits a Policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies that result would be MECs. Consult a tax adviser before exercising the policy split option.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

    OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

    WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
--------------------------------------------------------------------------------

TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Home Office. We will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

    If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about your account to government regulators.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing

    Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The Variable Account's statements of assets and liabilities as of December 31, 2002 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

    The audited balance sheets of the Company at December 31, 2002 and 2001 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

    The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    The Statement of Additional Information (the "SAI") contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at the number shown on the cover of this Prospectus, or write us at 5400 University Avenue, West Des Moines, Iowa 50266.

    You may also call us toll-free or write to us if you wish to receive a personalized illustration of your Policy's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy.

    The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund. Assets are valued at the close of each Business Day (3:00 p.m. central time).

COMPANY, WE, US, OUR: EquiTrust Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Company.

FUND: An open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund.

JOINT EQUAL AGE: The age on which premium and Accumulated Value are based. It is an actuarial equivalent and is determined by the age and sex of the Joint Insureds. The current Joint Equal Age on any Policy Anniversary will equal the Joint Equal Age on the Policy Date plus the number of years since the Policy Date.

JOINT EQUAL ATTAINED AGE: The Joint Equal Age at the Policy Date plus the number of Policy Years since the Policy Date.

JOINT INSUREDS: The persons upon whose lives the Company issues a Policy.

MATURITY DATE: The Joint Equal Attained Age 115 (Joint Equal Attained Age 95 in certain states). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

POLICY: The flexible premium last surviver variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first ten Policy Years and for ten years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: EquiTrust Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

WRITTEN NOTICE: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at the Home Office.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                                PAGE
                                                                             ----------
GENERAL INFORMATION ABOUT THE COMPANY......................................           1
      EquiTrust Life Insurance Company.....................................           1
      State Regulation of the Company......................................           1
      Safekeeping of the Variable Account's Assets.........................           1
      Material Irreconcilable Conflicts....................................           1
ADDITIONAL POLICY PROVISIONS...............................................           2
      The Policy...........................................................           2
      Special Transfer Privilege...........................................           2
      Assignment...........................................................           2
      Changing the Policyowner or Beneficiary..............................           2
      Incontestability.....................................................           2
      Misstatement of Age or Sex...........................................           3
      Suicide Exclusion....................................................           3
      Continuance of Insurance.............................................           3
      Annual Report........................................................           3
      Policy Loans.........................................................           3
      Voting Rights........................................................           4
      Nonparticipation.....................................................           4
      Ownership of Assets..................................................           4
      Written Notice.......................................................           4
      Payment Options......................................................           4
      Employment-Related Benefit Plans.....................................           6
ADDITIONAL INSURANCE BENEFITS..............................................           6
      Policy Split Option..................................................           6
FINANCIAL STATEMENTS.......................................................           7
THE DECLARED INTEREST OPTION...............................................           8
      General Description..................................................           8
      Declared Interest Option Accumulated Value...........................           8
CALCULATION OF VALUES......................................................           8
      Accumulated Value....................................................           8
      Unit Value...........................................................           9
PERFORMANCE DATA...........................................................           9
      Average Annual Total Return Calculations.............................           9
      Money Market Subaccount Yield and Effective Yield Calculations.......          14
DISTRIBUTION OF THE POLICIES...............................................          15
EXPERTS....................................................................          16
OTHER INFORMATION..........................................................          17
DEATH BENEFIT OPTIONS......................................................  Appendix A
MAXIMUM SURRENDER CHARGES..................................................  Appendix B

                                    SAI-TOC

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                        EQUITRUST LIFE INSURANCE COMPANY

                             5400 University Avenue
                          West Des Moines, Iowa 50266

                        EQUITRUST LIFE VARIABLE ACCOUNT

                    FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE
                             LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium last survivor variable life insurance policy (the "Policy") offered by EquiTrust Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy. The Prospectus for the Policy is dated the same date as this Statement of Additional information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or toll-free number shown on the cover of the Prospectus.

                                  May 1, 2003

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                 PAGE
                                                              -----------
GENERAL INFORMATION ABOUT THE COMPANY.......................           1
      EquiTrust Life Insurance Company......................           1
      State Regulation of the Company.......................           1
      Safekeeping of the Variable Account's Assets..........           1
      Material Irreconcilable Conflicts.....................           1
ADDITIONAL POLICY PROVISIONS................................           2
      The Policy............................................           2
      Special Transfer Privilege............................           2
      Assignment............................................           2
      Changing the Policyowner or Beneficiary...............           2
      Incontestability......................................           2
      Misstatement of Age or Sex............................           3
      Suicide Exclusion.....................................           3
      Continuance of Insurance..............................           3
      Annual Report.........................................           3
      Policy Loans..........................................           3
      Voting Rights.........................................           4
      Nonparticipation......................................           4
      Ownership of Assets...................................           4
      Written Notice........................................           4
      Payment Options.......................................           4
      Employment-Related Benefit Plans......................           6
ADDITIONAL INSURANCE BENEFITS...............................           6
      Policy Split Option...................................           6
FINANCIAL STATEMENTS........................................           7
THE DECLARED INTEREST OPTION................................           8
      General Description...................................           8
      Declared Interest Option Accumulated Value............           8
CALCULATION OF VALUES.......................................           8
      Accumulated Value.....................................           8
      Unit Value............................................           9
PERFORMANCE DATA............................................           9
      Average Annual Total Return Calculations..............           9
      Money Market Subaccount Yield and Effective Yield
        Calculations........................................          14
DISTRIBUTION OF THE POLICIES................................          15
EXPERTS.....................................................          16
OTHER INFORMATION...........................................          17
DEATH BENEFIT OPTIONS.......................................  Appendix A
MAXIMUM SURRENDER CHARGES...................................  Appendix B

--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY

    EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 43 states and the District of Columbia -- Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, and Wyoming.

    One hundred percent of our outstanding voting shares are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2002, Iowa Farm Bureau Federation owned 56.30% of the outstanding voting shares of FBL Financial Group, Inc.

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.
--------------------------------------------------------------------------------

STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.
--------------------------------------------------------------------------------

MATERIAL IRRECONCILABLE CONFLICTS

    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

--------------------------------------------------------------------------------

ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

THE POLICY

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements or additional benefit riders or agreements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit last survivor life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium last survivor variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.
--------------------------------------------------------------------------------

ASSIGNMENT

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.
--------------------------------------------------------------------------------

CHANGING THE POLICYOWNER OR BENEFICIARY

    During the Joint Insureds' lives, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement.
--------------------------------------------------------------------------------

INCONTESTABILITY

    The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetimes of the Joint Insureds for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetimes of the Joint Insureds for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If either Joint Insureds' age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION

    If the Policy is in force and the surviving Joint Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the surviving Joint Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.
--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

        -  the last death of the Joint Insureds; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
--------------------------------------------------------------------------------

ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Policy Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

POLICY LOANS

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN" in the Prospectus.)

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the last Joint Insureds' death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.
--------------------------------------------------------------------------------

VOTING RIGHTS

    The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------

NONPARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the Policy number and the Joint Insureds' full names. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
--------------------------------------------------------------------------------

PAYMENT OPTIONS

    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. In any case, a supplemental agreement will be issued for the payment option. Under a supplemental agreement, the effective date is the date on which death proceeds and Accumulated Value are applied to a payment option. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

    You may designate an option in your application or notify us in writing at our Home Office. During the lives of the Joint Insureds, you may select a payment option; in addition, during that time you may change a previously selected option by sending written notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the last Joint Insureds' death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options 2, 3, 4 or 5 will begin as of the date of the last Joint Insured's death, on partial withdrawal or surrender, or on the Maturity Date.

    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal montly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

--------------------------------------------------------------------------------

ADDITIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

        - Last Survivor Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of:
           (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $50,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

        - Universal Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional Insured. If you select this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider.

        - Universal Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Accumulated Value or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

        - Estate Protector 4-Year Non-Renewable Last Survivor Term. This rider provides term insurance coverage payable upon the death of the last Insured if death occurs within 4 years of the Policy Date. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the applicable cost of insurance rate multiplied by the amount of term insurance coverage under the rider.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction" in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion to your Policy, from the registered representative selling the Policy.
--------------------------------------------------------------------------------

POLICY SPLIT OPTION

    You may split the Policy into two single-life policies, one on each of the Joint Insureds, upon the occurrence of the following events:

        - divorce or annulment with respect to the marriage of the Joint Insureds, or

        - certain changes in the Federal Estate Tax Law resulting in reductions in the Unlimited Martial Deduction, the Federal Unified Credit or the Federal Estate Tax.

    You may elect this option subject to the following provisions:

        - you must provide us with written notification within 90 days after the effective date of one of the events listed above;

        - each new policy will be issued for no more than one-half the Specified Amount of this Policy;

        - the Net Surrender Value will be divided and allocated in proportion to the Specified Amount of each new policy;

        - the Beneficiary of this Policy will be the beneficiary of each new policy;

        - if the Joint Insureds are the owners of this Policy, each will be the owner of their new policy; if the Joint Insureds are not the owners of this Policy, then the owners will be the owners of each new policy (in this case, there will be a taxable event);

        - the new policies will be issued based on the age and premium class for each Joint Insured on the effective date of the election of this option;

        - the new policies must fit our single-life issue limits in effect at the time you elect the option. The new policies will be subject to the same charges as those in effect for regularly underwritten polices;

        - this option will not be available after the date on which the first Joint Insured dies;

        - the two single-life policies may be any permanent single life policies currently offered by the Company at the time this option is elected; and

        -  any assignments of this Policy will apply to each new policy.

    A policy split option may have tax consequences. (See "FEDERAL TAX MATTERS.") Please consult your registered representative for more information on this option.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    This Statement of Additional Information contains the audited statement of assets and liabilities, the audited statement of operations, and the audited statement of cash flows of the Variable Account as of December 31, 2002 and the related statements of changes in net assets for each of the two years then ended. Ernst & Young LLP, independent auditors, 801 Grand Avenue,
    Suite 3400, Des Moines, Iowa 50309, serves as independent auditors for the Variable Account.

    The consolidated financial statements of Farm Bureau at December 31, 2002 and 2001 and the related statements of operations, shareholder's equity, comprehensive income and cash flows for each of the three years in the period ended December 31, 2002, appearing herein, have been audited by Ernst and Young LLP, independent auditors.

    The Company's statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

    [Updated financial statements to be filed by amendment.]

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.
--------------------------------------------------------------------------------

DECLARED INTEREST OPTION ACCUMULATED VALUE

    Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

--------------------------------------------------------------------------------

CALCULATION OF VALUES
--------------------------------------------------------------------------------

ACCUMULATED VALUE

    The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   Net Premiums paid,

             -   partial withdrawals,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.
--------------------------------------------------------------------------------

UNIT VALUE

    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

    (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

         (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

         (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

         (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

         (5) a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

    (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

--------------------------------------------------------------------------------

PERFORMANCE DATA
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

    SUBACCOUNT PERFORMANCE. Each Subaccount may advertise its average annual total return. We calculate each Subaccount's average annual total return quotation under the following method:

        - A hypothetical $10,000 investment in each Subaccount on the first day of the period at the maximum offering price ("initial investment") is assumed.

        - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

        -   The ending value is divided by the initial investment.

        - This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

    Average annual total return quotations for the Subaccounts for the period ended December 31, 2002 are shown in the table below.

                    AVERAGE ANNUAL TOTAL RETURNS FOR SUBACCOUNTS
                            (THROUGH DECEMBER 31, 2002)

                                                                                 SINCE      SUBACCOUNT
                                                 1          5          10      SUBACCOUNT   INCEPTION
SUBACCOUNT                                      YEAR      YEARS      YEARS     INCEPTION       DATE
American Century
  VP Ultra Fund                                                                              10/01/01
  VP Vista Fund                                                                              10/01/01
Dreyfus
  VIF Appreciation Portfolio--Initial
    Share Class                                                                              10/01/01
  VIF Disciplined Stock Portfolio--Initial
    Share Class                                                                              10/01/01
  VIF Growth and Income Portfolio--
    Initial Share Class                                                                      10/01/01
  VIF International Equity Portfolio--
    Initial Share Class                                                                      10/01/01
  VIF Small Cap Portfolio--Initial Share
    Class                                                                                    10/01/01
  Dreyfus Socially Responsible Growth
    Fund, Inc.--Service Share Class(1)                                                       10/01/01
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                                                                        10/15/90
  High Grade Bond Portfolio                                                                  10/15/87
  Managed Portfolio                                                                          10/15/87
  Money Market Portfolio                                                                     02/15/90
  Strategic Yield Portfolio                                                                  10/15/87
  Value Growth Portfolio                                                                     10/15/87
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio                                                                   05/01/99
  VIP Growth Portfolio                                                                       05/01/99
  VIP Growth & Income Portfolio                                                              05/01/99
  VIP High Income Portfolio(2)                                                               10/01/01
  VIP Index 500 Portfolio                                                                    05/01/99
  VIP Mid Cap Portfolio(3)                                                                   10/01/01
  VIP Overseas Portfolio                                                                     05/01/99
Franklin Templeton
  Franklin Small Cap Fund(4)                                                                 10/01/01
  Franklin Small Cap Value Securities
    Fund(4)                                                                                  10/01/01
  Franklin U.S. Government Fund(4)                                                           10/01/01
  Mutual Shares Securities Fund(4)                                                           10/01/01
  Templeton Growth Securities Fund(4)                                                        10/01/01
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio                                                           10/01/01
  JPMorgan Small Company Portfolio                                                           10/01/01

                                                                                 SINCE      SUBACCOUNT
                                                 1          5          10      SUBACCOUNT   INCEPTION
SUBACCOUNT                                      YEAR      YEARS      YEARS     INCEPTION       DATE
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                                                                 10/01/01
  Russell 2000 Small Cap Index Portfolio                                                     10/01/01
  S&P MidCap 400 Index Portfolio                                                             10/01/01
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                                                                    10/01/01
  Mid-Cap Growth Portfolio                                                                   05/01/99
  New America Growth Portfolio                                                               05/01/99
  Personal Strategy Balanced Portfolio                                                       05/01/99
T. Rowe Price International Series, Inc.
  International Stock Portfolio                                                              05/01/99

(1) Because Service shares were not offered until December 31, 2000, the Subaccount returns shown reflect the Fund's Initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.

(2) Because Service Class 2 shares were not offered until January 12, 2000, the Subaccount returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period November 3, 1997 to January 12, 2000 and the Portfolio's Initial Class of share (which do not include the effects of a 12b-1 fee) for periods prior to November 3, 1997, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

(3) Because Service Class 2 shares were not offered until January 12, 2000, the Subaccount returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 29, 1998 to January 12, 2000, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

(4) Because Class 2 shares were not offered until January 6, 1999, performance for prior periods reflects the Portfolio's Class 1 shares, adjusted for the mortality and expense risk charge. For periods beginning on January 6, 1999, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Had Class 2 shares been available for the entire time period, the returns shown would have been lower.

[Updated figures to be filed by amendment]

   INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

   The table below provides the adjusted historical performance of the corresponding Investment Option in which each of these Subaccounts invest. This information reflects each Investment Option's operating expenses and the effect of the mortality and expense risk charge under the Policy. It does not reflect any insurance-related product charges and deductions of the Variable Account other than the mortality and expense risk charge. If all fees and charges had been deducted, the performance figures would have been significantly lower.

           ADJUSTED AVERAGE ANNUAL TOTAL RETURNS FOR INVESTMENT OPTIONS
                            (THROUGH DECEMBER 31, 2002)

                                                                                 SINCE      INVESTMENT
                                                                               INVESTMENT     OPTION
                                                 1          5          10        OPTION     INCEPTION
INVESTMENT OPTION                               YEAR      YEARS      YEARS     INCEPTION       DATE
American Century
  VP Ultra Fund                                                                              05/01/01
  VP Vista Fund                                                                              05/01/01
Dreyfus
  VIF Appreciation Portfolio--Initial
    Share Class                                                                              04/05/93
  VIF Disciplined Stock Portfolio--Initial
    Share Class                                                                              04/30/96
  VIF Growth and Income Portfolio--
    Initial Share Class                                                                      05/02/94
  VIF International Equity Portfolio--
    Initial Share Class                                                                      05/02/94
  VIF Small Cap Portfolio--Initial Share
    Class                                                                                    08/31/90
  Dreyfus Socially Responsible Growth
    Fund, Inc.--Service Share Classd(1)                                                      10/07/93
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                                                                        10/15/90
  High Grade Bond Portfolio                                                                  10/17/87
  Managed Portfolio                                                                          10/17/87
  Money Market Portfolio                                                                     02/20/90
  Strategic Yield Portfolio                                                                  10/17/87
  Value Growth Portfolio                                                                     10/17/87
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio                                                                   01/03/95
  VIP Growth Portfolio                                                                       10/09/86
  VIP Growth & Income Portfolio                                                              12/31/96
  VIP High Income Portfolio(2)                                                               09/19/85
  VIP Index 500 Portfolio                                                                    08/27/92
  VIP Mid Cap Portfolio(3)                                                                   12/29/98
  VIP Overseas Portfolio                                                                     01/28/87
Franklin Templeton
  Franklin Small Cap Fund(4)                                                                 11/01/95
  Franklin Small Cap Value Securities
    Fund(4)                                                                                  05/01/98
  Franklin U.S. Government Fund(4)                                                           03/14/89
  Mutual Shares Securities Fund(4)                                                           11/08/96
  Templeton Growth Securities Fund(4)                                                        03/15/94

                                                                                 SINCE      INVESTMENT
                                                                               INVESTMENT     OPTION
                                                 1          5          10        OPTION     INCEPTION
INVESTMENT OPTION                               YEAR      YEARS      YEARS     INCEPTION       DATE
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio                                                           09/28/01
  JPMorgan Small Company Portfolio                                                           01/03/95
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                                                                 04/27/00
  Russell 2000 Small Cap Index Portfolio                                                     04/27/00
  S&P MidCap 400 Index Portfolio                                                             05/03/99
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                                                                    03/31/94
  Mid-Cap Growth Portfolio                                                                   12/31/96
  New America Growth Portfolio                                                               03/31/94
  Personal Strategy Balanced Portfolio                                                       12/30/94
T. Rowe Price International Series, Inc.
  International Stock Portfolio                                                              03/31/94

(1) Because Service shares were not offered until December 31, 2000, the Investment Option returns shown reflect the Fund's initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.

(2) Because Service Class 2 shares were not offered until January 12, 2000, the Investment Option returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period November 3, 1997 to January 12, 2000 and the Portfolio's Initial Class of shares (which do not include the effects of a 12b-1 fee) for periods prior to November 3, 1997, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

(3) Because Service Class 2 shares were not offered until January 12, 2000, the Investment Option returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 29, 1998 to January 12, 2000, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

(4) Because Class 2 shares were not offered until January 6, 1999, performance for prior periods reflects the Portfolio's Class 1 shares, adjusted for the mortality and expense risk charge. For periods beginning on January 6, 1999, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Had Class 2 shares been available for the entire time period, the returns shown would have been lower.

[Updated figures to be filed by amendment.]
--------------------------------------------------------------------------------

MONEY MARKET SUBACCOUNT YIELD AND EFFECTIVE YIELD CALCULATIONS

    We may advertise the current annualized yield of the Money Market Subaccount for a specific seven-day period. The Money Market Subaccount's yield is calculated as follows:

        - We determine the net change in the value of the Investment Option for the seven-day period.

        - The net change is divided by the unit value at the beginning of the period to obtain the base period return.

        - We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

        - The current yield figure is carried to the nearest one-hundredth of one percent.

    We do not include realized capital gains and losses or unrealized appreciation and depreciation of the Subaccount's Investment Option in the calculation. The Money Market Subaccount's historical yield for the
    seven-day period ended December 31, 2002 was     %.

    We determine the Money Market Subaccount's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) (TO THE POWER OF 365/7)- 1. The Money Market Subaccount's historical effective yield for the seven-day period ended December 31, 2002
    was     %. Yield and effective yield do not reflect the deduction of any product-related charges that we may impose when you redeem your Accumulated Value.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

    EquiTrust Marketing Services, LLC ("EquiTrust Marketing") is responsible for distributing the Policies pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Policies. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly-owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is located at 5400 University Avenue, West Des Moines, Iowa 50266. EquiTrust Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc.

    We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

    EquiTrust Marketing may sell the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers and compensate those broker-dealers up to the amounts disclosed in the Prospectus for their services. EquiTrust Marketing may pay additional compensation from its own resources to broker-dealers based on the level of Policy sales or premium payments.

    EquiTrust Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:

                                        AGGREGATE AMOUNT OF
                                        COMMISSION RETAINED
              AGGREGATE AMOUNT OF      BY EQUITRUST MARKETING
               COMMISSION PAID TO      AFTER PAYMENTS TO ITS
FISCAL YEAR   EQUITRUST MARKETING*   REGISTERED REPRESENTATIVES
   2000            $                         $
   2001            $                         $
   2002            $                         $

    * Includes sales compensation paid registered representatives of EquiTrust Marketing.

    EquiTrust Marketing passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. We also pay for EquiTrust Marketing's operating and other expenses.

    Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, EquiTrust Marketing registered representatives who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

    The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay EquiTrust Marketing for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of EquiTrust Marketing's obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to EquiTrust Marketing for its distribution-related services and expenses under the agreement. Each Investment Option's investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to EquiTrust Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

    Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium last survivor variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.

    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

    The Account's statements of assets and liabilities as of December 31, 2002 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2002 and 2001 and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

    Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for a Joint Insureds' Joint Equal Attained Age 40 or below on the date of death. For Joint Insureds with a Joint Equal Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

        OPTION A EXAMPLE. For purposes of this example, assume that the Joint Insureds' Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

    The specified amount factor becomes lower as the Joint Insured's Joint Equal Attained Age increases. If the Joint Equal Attained Age of the Joint Insureds in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

        OPTION B EXAMPLE. For purposes of this example, assume that the Joint Insureds' Joint Equal Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Joint Insureds' Joint Equal Attained Age increases. If the Joint Equal Attained Age of the Joint Insureds in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

JOINT EQUAL
ATTAINED AGE             SPECIFIED AMOUNT FACTOR
40 or younger                     2.50
41                                2.43
42                                2.36
43                                2.29
44                                2.22
45                                2.15
46                                2.09
47                                2.03
48                                1.97
49                                1.91
50                                1.85
51                                1.78
52                                1.71
53                                1.64
54                                1.57
55                                1.50
56                                1.46
57                                1.42
58                                1.38
59                                1.34
60                                1.30
61                                1.28
62                                1.26
63                                1.24
64                                1.22
65                                1.20
66                                1.19
67                                1.18
68                                1.17
69                                1.16
70                                1.15
71                                1.13
72                                1.11
73                                1.09
74                                1.07
75 to 90                          1.05
91                                1.04
92                                1.03
93                                1.02
94 to 114                         1.01
115                               1.00

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.

                      NON-TOBACCO
                                                                             POLICY YEAR
                      ISSUE
                      AGE               1       2       3       4       5       6       7       8       9       10      11+
                      -----             -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                      20                11.25   10.35    9.37    8.35    7.30    6.20    5.05    3.86    2.63    1.34    0.00
                      30                13.67   12.61   11.42   10.18    8.89    7.55    6.15    4.71    3.20    1.63    0.00
                      40                17.62   16.30   14.76   13.16   11.50    9.76    7.96    6.09    4.14    2.11    0.00
                      50                24.28   22.58   20.45   18.23   15.92   13.52   11.03    8.43    5.73    2.92    0.00
                      60                36.13   33.88   30.66   27.33   23.87   20.28   16.55   12.68    8.64    4.42    0.00
                      70                54.10   51.00   46.06   41.01   35.84   30.54   25.07   19.37   13.36    6.95    0.00
                      80                51.96   47.73   43.12   38.44   33.91   29.44   24.86   19.97   14.49    8.04    0.00

                      TOBACCO
                                                                             POLICY YEAR
                      ISSUE
                      AGE               1       2       3       4       5       6       7       8       9       10      11+
                      -----             -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                      20                12.10   11.14   10.09    8.99    7.86    6.67    5.44    4.16    2.83    1.44    0.00
                      30                15.00   13.84   12.53   11.17    9.76    8.29    6.76    5.17    3.51    1.79    0.00
                      40                19.74   18.29   16.56   14.76   12.90   10.95    8.93    6.83    4.64    2.37    0.00
                      50                27.59   25.71   23.28   20.75   18.12   15.40   12.56    9.61    6.54    3.34    0.00
                      60                41.03   38.50   34.83   31.04   27.12   23.06   18.85   14.47    9.89    5.08    0.00
                      70                53.81   50.57   45.64   40.67   35.62   30.45   25.11   19.51   13.55    7.10    0.00
                      80                51.77   47.50   42.93   38.42   34.07   29.74   25.27   20.42   14.91    8.31    0.00

                      COMBINED
                                                                             POLICY YEAR
                      ISSUE
                      AGE               1       2       3       4       5       6       7       8       9       10      11+
                      -----             -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                      20                11.61   10.69    9.68    8.63    7.53    6.40    5.22    3.99    2.71    1.38    0.00
                      30                14.23   13.13   11.89   10.60    9.26    7.86    6.41    4.90    3.33    1.70    0.00
                      40                18.52   17.14   15.52   13.84   12.09   10.26    8.37    6.40    4.35    2.22    0.00
                      50                25.68   23.91   21.65   19.30   16.85   14.32   11.68    8.93    6.07    3.10    0.00
                      60                38.26   35.88   32.47   28.94   25.28   21.49   17.55   13.45    9.17    4.70    0.00
                      70                53.97   50.81   45.87   40.85   35.74   30.49   25.08   19.42   13.44    7.01    0.00
                      80                51.87   47.62   43.02   38.42   33.98   29.58   25.05   20.18   14.69    8.16    0.00

                                     PART C
                               OTHER INFORMATION

ITEM 27.  EXHIBITS

a.    Certified Resolution of the Board of Directors of the Company
      establishing the Variable Account.(1)
b.    None.
c.    (1)     Underwriting Agreement.(5)
      (2)     Form of Sales Agreement.(1)
      (3)     Form of Wholesaling Agreement.(1)
      (4)     Paying Agent Agreement(5)
d.    (1)     Policy Form.(2)
      (2)     Last Survivor Universal Cost of Living Increase Rider.(8)
      (3)     Last Survivor Universal Term Life Insurance Rider.(8)
      (4)     Universal Death Benefit Guarantee Rider(4)
      (5)     Estate Protector 4-year Non-Renewable Last Survivor Term
                Rider(8)
e.    (1)     Application Form.(1)
f.    (1)     Certificate of Incorporation of the Company.(1)
      (2)     By-Laws of the Company.(1)
g.    Reinsurance Contracts.(8)
h.    (1)     Participation Agreement relating to Equitrust Variable
                Insurance Series Fund.(1)
      (2)     Participation Agreement relating to Dreyfus Funds.(1)
      (2)(a)  Form of Amended Schedule to Participation Agreement.(6)
      (3)     Participation Agreement relating to T. Rowe Price Equity
                Series, Inc. Fund and T. Rowe Price International Series,
                Inc.(1)
      (4)     Form of Participation Agreement relating to American Century
                Funds.(6)
      (5)     Participation Agreement relating to Fidelity Variable
                Insurance Products Fund(6)
      (6)     Participation Agreement relating to Franklin Templeton
                Funds.(6)
      (7)     Participation Agreement relating to JP Morgan Series Trust
                II.(6)
      (8)     Participation Agreement relating to Summit Pinnacle
                Series.(6)
i.    None.
j.    None.
k.    Opinion and Consent of Stephen M. Morain, Esquire.(8)
l.    Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life
      Product Development and Pricing Vice President.(8)
m.    None.
n.    (1)     Consent of Ernst & Young LLP(8)
      (2)     Consent of Sutherland Asbill & Brennan LLP(8)
o.    Financial Statement Schedules I, III, IV.(8)
p.    None.
q.    Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy.(3)

(1) Incorporated herein by reference to the Initial Filing of the Registration Statement on Form S-6 (File No. 333-62221) filed with the Securities and Exchange Commission on August 25, 1998.

(2) Incorporated herein by reference to the Initial Filing of this Registration Statement on Form S-6 (File No. 333-31482) filed with the Securities and Exchange Commission on March 1, 2000.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement on Form S-6 (File No. 333-31482) filed with the Securities and Exchange Commission on May 2, 2000.

(4) Incorporated herein by reference to Post-Effective Amendment No. 1 of this Registration Statement on Form S-6 (File No. 333-31482) filed with the Securities and Exchange Commission on February 26, 2001.

(5) Incorporated herein by reference to the Post-Effective Amendment No. 2 of this Registration Statement on Form S-6 (File No. 333-31482) filed with the Securities and Exchange Commission on April 26, 2001.

(6) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 (File No. 333-45813) filed with the Securities and Exchange Commission on September 28, 2001.

(7) Incorporated herein by reference to Post-Effective Amendment No. 5 of this Registration Statement on Form S-6 (File No. 333-31482) filed with the Securities and Exchange Commission on April 29, 2002.

(8) To be filed by amendment.

ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*  POSITIONS AND OFFICES
Steve L. Baccus                       Director
Craig D. Hill                         Director
Howard D. Poulson                     Director
Craig A. Lang                         President and Director
William J. Oddy                       Chief Executive Officer and Director
Jerry C. Downin                       Senior Vice President, Secretary-Treasurer and Director
Stephen M. Morain                     Senior Vice President and General Counsel
JoAnn Rumelhart                       Executive Vice President and General Manager
James W. Noyce                        Chief Financial Officer and Chief Administrative Officer
John M. Paule                         Chief Marketing Officer
James P. Brannen                      Vice President--Finance
Thomas E. Burlingame                  Vice President--Associate General Counsel
Douglas W. Gumm                       Vice President--Information Technology
Barbara J. Moore                      Vice President
Lou Ann Sandburg                      Vice President--Investments and Assistant Treasurer
Bob Gray                              Vice President--Agency Development and Training
Paul Grinvalds                        Vice President--Life Administration
Dennis M. Marker                      Vice President--Investment Administration
Thomas L. May                         Vice President--Alliance Marketing
James M. Mincks                       Vice President--Human Resources
James A. Pugh                         Vice President--Assistant General Counsel
Roland Schobert                       Vice President--Agency
Don Seibel                            Vice President--Accounting

NAME AND PRINCIPAL BUSINESS ADDRESS*  POSITIONS AND OFFICES
Scott Shuck                           Vice President--Marketing Services
Jim Streck                            Vice President--Life Underwriting/Issue/Alliance Administration
Lynn E. Wilson                        Vice President--Life Sales
Christopher G. Daniels                Life Product Development and Pricing Vice President, Illustration
                                        Actuary
Charles T. Happel                     Securities Vice President
James E. McCarthy                     Trust Sales Vice President
Robert J. Rummelhart                  Investment Vice President
Jan Sewright                          Insurance Accounting Vice President
Douglas V. Shelton                    Tax Vice President
Roger PJ Soener                       Investment Vice President, Real Estate
Blake D. Weber                        Sales Services Vice President
Rod Bubke                             Appointed Actuary

    * The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Farm Bureau Life Insurance Company which is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                           FBL FINANCIAL GROUP, INC.
                                OWNERSHIP CHART
                                    10/01/02

                                                         FBL Financial
                                                          Group, Inc.
                                                            (an Iowa
                                                          corporation)
                                                               /
                ----------------------------------------------
                      /               /               /
                 Farm Bureau    FBL Financial        FBL
                Life Insurance  Group Capital     Financial
                   Company          Trust       Services, Inc.
                   (an Iowa       (a wholly-       (an Iowa
                 corporation)       owned        corporation)
                  (a wholly-     subsidiary)      (a wholly-
                    owned                           owned
                 subsidiary)                     subsidiary)
                      /                               /
----------------------------------------------        /
      /               /               /               /
  EquiTrust          FBL          Western AG          /
Life Insurance   Real Estate      Insurance           /
   Company      Ventures, Ltd.   Agency, Inc.         /
   (an Iowa        (an Iowa      (an Arizona          /
 corporation)    corporation)    corporation)         /
  (a wholly-      (a wholly-         (20%             /
    owned           owned         ownership)          /
 subsidiary)     subsidiary)                          /
                                                      /
                                                --------------------------------------------------------------------------------
                                                      /               /               /                /                /
                                                     FBL             FBL          EquiTrust        EquiTrust        EquiTrust
                                                   Leasing        Insurance       Investment       Marketing         Assigned
                                                Services, Inc.    Brokerage,      Management     Services, LLC       Benefit
                                                   (an Iowa          Inc.       Services, Inc.    (a Delaware        Company
                                                 corporation)      (an Iowa      (a Delaware        limited          (an Iowa
                                                  (a wholly-     corporation)    corporation)      liability       corporation)
                                                    owned         (a wholly-          (a            company)        (a wholly-
                                                 subsidiary)        owned        wholly-owned      (a wholly-         owned
                                                                 subsidiary)     subsidiary)         owned         subsidiary)
                                                                                      .           subsidiary)
                                                                                      .
                                                                ................................................
                                                                      .               .                .
                                                                  EquiTrust       EquiTrust        EquiTrust
                                                                 Series Fund,    Money Market     Variable Ins
                                                                     Inc.            Fund         Series Fund
                                                                 (a Maryland     (a Maryland    (a Massachusetts
                                                                 corporation)    corporation)   business trust)

----------------------------------
..... Management Agreement

ITEM 30.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITER

(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter to EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II and EquiTrust Life Variable Account II, and the separate accounts of Farm Bureau Life Insurance Company, an affiliate of the Company, including Farm Bureau Life Annuity Account and Farm Bureau Life Variable Account.

(b) Officers and Managers of EquiTrust Marketing Services, LLC

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Lynn E. Wilson                  President and Manager
William J. Oddy                 Chief Executive Officer and Manager
Jo Ann Rumelhart                Executive Vice President and Manager
Stephen M. Morain               Senior Vice President, General Counsel and Manager
James W. Noyce                  Chief Financial Officer, Chief Administrative Officer, Treasurer and
                                  Manager
John M. Paule                   Chief Marketing Officer and Manager
Lou Ann Sandburg                Vice President--Investments, Assistant Treasurer and Manager
Dennis M. Marker                Vice President--Investment Administration and Manager
Thomas E. Burlingame            Vice President and Manager
James P. Brannen                Vice President--Finance
Robert A. Simons                Senior Counsel--Investments
Robert J. Rummelhart            Investment Vice President
Charles T. Happel               Securities Vice President
Sue A. Cornick                  Sr. Market Conduct and Mutual Funds Vice President and Secretary
Kristi Rojohn                   Investment Compliance Vice President and Assistant Secretary
Julie M. McGonegle              Investment Product Vice President
Deborah K. Peters               Director of Broker/Dealer and Market Conduct Compliance

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Susan M. Coombs                 Mutual Fund Accounting Director
Laura Kellen Beebe              Sr. Portfolio Manager--Taxable Securities
Doug Higgins                    Sr. Portfolio Manager--Securities
Herman Riva                     Sr. Portfolio Manager--Securities
Barbara A. Bennett              Treasury Administrator
Margaret Wilcox                 Investment Services Administrator
Larry J. Patterson              Vice President
Thomas J. Faulconer             Indiana OSJ Principal

    * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c) Compensation from the Registrant

                                                                    (3)
                  (1)                           (2)           COMPENSATION ON
                NAME OF                   NET UNDERWRITING  EVENTS OCCASIONING       (4)          (5)
               PRINCIPAL                   DISCOUNTS AND    THE DEDUCTION OF A    BROKERAGE      OTHER
              UNDERWRITER                   COMMISSIONS     DEFERRED SALES LOAD  COMMISSIONS  COMPENSATION
EquiTrust Marketing Services, LLC

[Updated figures to be filed by amendment.]

ITEM 32.  LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 33.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 34.  FEE REPRESENTATION

The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, EquiTrust Life Variable Account, certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 25th day of February, 2003.

                                EQUITRUST LIFE VARIABLE ACCOUNT

                                By:              /s/ CRAIG A. LANG
                                     -----------------------------------------
                                                   Craig A. Lang
                                                     PRESIDENT
                                          EquiTrust Life Insurance Company

                                EQUITRUST LIFE INSURANCE COMPANY

                                By:              /s/ CRAIG A. LANG
                                     -----------------------------------------
                                                   Craig A. Lang
                                                     PRESIDENT
                                          EquiTrust Life Insurance Company

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

      /s/ CRAIG A. LANG         President and Director
------------------------------    [Principal Executive       February 25, 2003
        Craig A. Lang             Officer]

                                Senior Vice President,
     /s/ JERRY C. DOWNIN          Secretary and Director
------------------------------    [Principal Financial       February 25, 2003
       Jerry C. Downin            Officer]

                                Chief Financial Officer
      /s/ JAMES W. NOYCE          and Chief Administrative
------------------------------    Officer [Principal         February 25, 2003
        James W. Noyce            Accounting Officer]

              *
------------------------------  Director                     February 25, 2003
       Steve L. Baccus

              *
------------------------------  Director                     February 25, 2003
        Craig D. Hill

              *
------------------------------  Director                     February 25, 2003
      Howard D. Poulson

              *
------------------------------  Chief Executive Officer      February 25, 2003
       William J. Oddy            and Director

*By     /s/ STEPHEN M. MORAIN
      -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT,
        PURSUANT TO POWER OF
              ATTORNEY.